Consolidated Statements of Operations (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Interest Income
Interest and fee income on loans	$ 596	$ 581
Interest expense	157	115
Net interest income	439	466
Less: Loan loss provision	0	0
Net interest income	439	466
Non-Interest Expense
Selling, general and administrative	415	344
Total non interest expense	415	344
Net income	$ 24	$ 122